Exhibit 10.1

Execution Version

Twelfth Amendment

To

Amended and Restated Credit Agreement

Among

Rex Energy Corporation,

as Borrower,

The Guarantors,

Royal Bank of Canada,

as Administrative Agent,

KeyBank National Association,

as Syndication Agent,

SunTrust Bank,

as Documentation Agent,

RBC Capital Markets,

KeyBank National Association,

and

SunTrust Bank,

as Joint Lead Arrangers and Joint Bookrunners,

and

The Lenders Signatory Hereto

Dated as of January 11, 2017

Twelfth Amendment to Amended and Restated Credit Agreement

This Twelfth Amendment to Amended and Restated Credit Agreement (this “Twelfth Amendment”) dated as of January 11, 2017 is among Rex Energy Corporation, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 27, 2013 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of January 14, 2014, the Second Amendment to Amended and Restated Credit Agreement dated as of March 26, 2014, the Third Amendment to Amended and Restated Credit Agreement dated as of July 11, 2014, the Fourth Amendment to Amended and Restated Credit Agreement dated as of August 15, 2014, the Fifth Amendment to Amended and Restated Credit Agreement dated as of September 12, 2014, the Sixth Amendment to Amended and Restated Credit Agreement dated as of December 16, 2014, the Seventh Amendment to Amended and Restated Credit Agreement dated as of March 27, 2015, the Eighth Amendment to Amended and Restated Credit Agreement dated as of September 4, 2015, the Ninth Amendment to Amended and Restated Credit Agreement dated as of February 3, 2016, the Tenth Amendment to Amended and Restated Credit Agreement dated as of March 14, 2016, and the Eleventh Amendment to Amended and Restated Credit Agreement dated as of July 1, 2016, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower and Guarantors are parties to that certain Amended and Restated Guaranty and Collateral Agreement dated as of March 27, 2013 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (such agreement, as may be from time to time be amended, amended and restated, supplemented or otherwise modified, the “Guaranty”).

C.The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Twelfth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section and article references in this Twelfth Amendment refer to sections or articles of the Credit Agreement.  In addition, the following capitalized terms used in this Twelfth Amendment shall have the following meanings:

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“Warrior South Disposition” means the sale of the Oil and Gas Properties and other Properties disposed of by R.E. Gas Development, LLC pursuant to the Warrior South Disposition Documents.

“Warrior South Disposition Documents” means (a) that certain Purchase and Sale Agreement, dated January 3, 2017, by and among R.E. Gas Development, LLC, MFC Drilling, Inc., ABARTA Oil & Gas Co., Inc. and Antero Resources Corporation  and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith.

Section 2.Amendments to Credit Agreement.

2.1The following definitions are hereby added to Section 1.02 where alphabetically appropriate to read as follows:

“Twelfth Amendment Effective Date” has the meaning ascribed to such term in the Twelfth Amendment.

“Twelfth Amendment” means that certain Twelfth Amendment to Amended and Restated Credit Agreement, dated as of January 11, 2017, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2The definition of “LC Commitment” in Section 1.02 is hereby amended and restated in its entirety to read as follows:

“LC Commitment” means the greater of (i) forty million dollars ($40,000,000) and (ii) (a) fifty million dollars ($50,000,000) minus (b) an amount equal to the portion of the face amount of all Surety LCs reduced or terminated on or after the Twelfth Amendment Effective Date in excess of $10,000,000 in the aggregate. Each reduction of the LC Commitment resulting from the reduction or termination of Surety LCs shall (x) automatically occur on the date of the reduction or termination of such Surety LC and (y) be permanent.  As used herein, “Surety LCs” means Letters of Credit issued as credit support for surety bonds issued to secure obligations under firm transportation contracts.

Section 3.Conditions Precedent.  This Twelfth Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02) (the “Twelfth Amendment Effective Date”):

3.1Twelfth Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Twelfth Amendment from the Borrower, each other Obligor, the Required Lenders and the Issuing Bank.

3.2No Default.  No Default or Event of Default shall be continuing as of the Twelfth Amendment Effective Date.

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3.3Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Twelfth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP).

3.4Warrior South Disposition Documents.  The Administrative Agent shall have received (or concurrently with the Twelfth Amendment Effective Date shall receive) a certificate from a Responsible Officer certifying (i) that attached to such certificate are true, accurate and complete copies of the material Warrior South Disposition Documents, (ii) that concurrently with the Twelfth Amendment Effective Date, the Borrower and its Subsidiaries are consummating the Warrior South Disposition, substantially in accordance with the terms of the Warrior South Disposition Documents (without giving effect to any amendment, modification or supplement thereto not otherwise consented to by the Administrative Agent) and (iii) as to the net cash proceeds received by the Borrower and its Subsidiaries for the Oil and Gas Properties and other Properties disposed of by the Borrower and its Subsidiaries pursuant to the Warrior South Disposition Documents after giving effect to all adjustments as of the Twelfth Amendment Effective Date contemplated by the Warrior South Disposition Documents.

3.5Prepayment.  The Administrative Agent shall have received (or concurrently with the Twelfth Amendment Effective Date shall receive), a voluntary prepayment of the Loans in an aggregate amount equal to the lesser of (a) 100% of the net cash proceeds received by the Borrower and its Subsidiaries as consideration for the Warrior South Disposition and (b) the amount necessary such that after giving effect to such prepayment, Cash Liquidity does not exceed $15,000,000.

The Administrative Agent is hereby authorized and directed to declare this Twelfth Amendment to be effective and to declare the occurrence of the Twelfth Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions in accordance with Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.  For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Twelfth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Twelfth Amendment Effective Date specifying its objection thereto.

Section 4.Limited Waiver.

4.1The Borrower has informed the Administrative Agent and the Lenders that the Warrior South Disposition will result in an automatic reduction of the Borrowing Base pursuant to Section 9.12(d) (the “Asset Disposition BB Reduction Requirement”).  The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the Asset Disposition BB Reduction Requirement that would occur solely as a result of the Warrior South Disposition; provided that, it is a condition to the foregoing waiver that the Warrior South Disposition is consummated on or before the next Redetermination Date; provided further that, for the avoidance

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of doubt, the foregoing waiver is only given for the Asset Disposition BB Reduction Requirement, and this waiver shall in no event be construed to waive any other reductions to the Borrowing Base made in accordance with the terms and conditions of the Credit Agreement that are based on dispositions of any other Property or the Liquidation of any Swap Agreements (it being understood and agreed that a disposition of any other Property or the Liquidation of any Swap Agreements regulated by Section 2.07(f) or a disposition of Property regulated by Section 9.12(d) in each case on or prior to the next Scheduled Redetermination Date will result in a reduction of the Borrowing Base pursuant to Section 2.07(f) or Section 9.12(d), as the case may be, unless, in each case, the requirements of such sections are otherwise waived in a separate written agreement in accordance with Section 12.02).

4.2Except as expressly waived herein, all covenants, obligations and agreements of the Obligors contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.  Without limitation of the foregoing, the foregoing waivers are hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of any Obligor or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Granting the waivers set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 5.Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Twelfth Amendment, after giving effect to the terms of this Twelfth Amendment, all of the representations and warranties made by it contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Twelfth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true and correct in all material respects as of such date); and (b) that after giving effect to this Twelfth Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 6.Miscellaneous.

6.1Confirmation.  The provisions of the Credit Agreement (as amended by this Twelfth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Twelfth Amendment.

6.2Ratification and Affirmation of the Obligors.  Each Obligor hereby expressly (a) acknowledges the terms of this Twelfth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Twelfth

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Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Twelfth Amendment.

6.3Loan Document.  This Twelfth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4Severability.  Any provision of this Twelfth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.5Successors and Assigns.  This Twelfth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.6Counterparts. This Twelfth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Twelfth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Twelfth Amendment.

6.7No Oral Agreement. This written Twelfth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

6.8Governing Law.  This Twelfth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

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IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed effective as of the Twelfth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/Thomas Rajan
	Name:	Thomas Rajan
	Title:	Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/Thomas Rajan
	Name:	Thomas Rajan
	Title:	Chief Financial Officer

REX ENERGY I, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC
R.E. GAS DEVELOPMENT, LLC

	By:	/s/Thomas Rajan
	Name:	Thomas Rajan
	Title:	Chief Financial Officer

Rex Twelfth Amendment

Signature Page

ADMINISTRATIVE	ROYAL BANK OF CANADA,
AGENT, ISSUING	as Administrative Agent
BANK AND LENDER:

	By:	/s/Ann Hurley
	Name:	Anne Hurley
	Title:	Manager

ROYAL BANK OF CANADA,
as Issuing Bank and as Lender

	By:	/s/Evans Swan, Jr.
	Name:	Evans Swan, Jr.
	Title:	Authorized Signatory

Rex Twelfth Amendment

Signature Page

SYNDICATION AGENT	KEYBANK NATIONAL ASSOCIATION
AND LENDER:

	By:	/s/John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

Rex Twelfth Amendment

Signature Page

DOCUMENTATION AGENT	SUNTRUST BANK
AND LENDER:

	By:	/s/William S. Krueger
	Name:	William S. Krueger
	Title:	First Vice President

Rex Twelfth Amendment

Signature Page

LENDERS:	BMO HARRIS FINANCING, INC.

	By:	/s/Kinsley McWhinnie
	Name:	Kinsley McWhinnie
	Title:	Associate, Corporate & U.S. Commercial SAMU

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

MUFG UNION BANK, N.A.

By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/Stephen Hartman
	Name:	Stephen Hartman
	Title:	Assistant Vice President

M&T BANK

	By:	/s/James B. Hallock
	Name:	James B. Hallock
	Title:	Vice President

Rex Twelfth Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/Nicholas V. Ocepek
Name:	Nicholas V. Ocepek
Title:	Vice President

THE HUNTINGTON NATIONAL BANK

By:
Name:
Title:

CIT BANK N.A.

By:	/s/Zachary Holly
Name:	Zachary Holly
Title:	Vice President

Rex Twelfth Amendment

Signature Page